UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

   EATON VANCE CORP.

 (Exact name of registrant as specified in its charter)

Maryland

1-8100

04-2718215

(State or other jurisdiction

(Commission File Number)

(IRS Employer Identification No.)

  of incorporation)

Two International Place, Boston, Massachusetts

02110

  (Address of principal executive offices)

 (Zip Code)

Registrant’s telephone number, including area code:  (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THE REPORT

Departure of Directors or Certain Officers; Election of Directors; Appointment of

Item 5.02

Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2016 the Board of Directors and the Voting Shareholders of Eaton Vance Corp. (the “Company”) approved the amended and restated Eaton Vance Corp. 2013 Omnibus Incentive Plan (“2013 Omnibus Incentive Plan”) and the 2016 Parametric Phantom Incentive Plan (“Parametric Incentive Plan”), (collectively, the “Plans”), copies of which are filed herewith as Exhibits 10.1 and 10.2 respectively.

The 2013 Omnibus Incentive Plan is being amended to: (i) provide for the issuance of other stock-based awards, (ii) revise the definition of subsidiary, (iii) permit the Company to withhold using shares retained from an award in the circumstances described in the 2013 Omnibus Incentive Plan and (iv) increase the initial and annual stock option grants and phantom stock awards for directors.

The Parametric Incentive Plan is a long-term incentive program for key employees of Parametric Portfolio Associates LLC and its wholly-owned subsidiary Parametric Risk Advisors LLC.  The Parametric Incentive Plan contemplates, among other things, the issuance of shares of the Company’s non-voting common stock pursuant to the 2013 Omnibus Incentive Plan in settlement of grants made in accordance with the Parametric Incentive Plan.

The descriptions of the Plans are qualified in their entirety by the actual plan documents, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 5.07

Submission of Matters to a Vote of Security Holders.

The disclosure under Item 5.02 of this Current Report on Form 8-K in connection with the approval of the Plans is incorporated into this Item 5.07 by reference. The Company’s Voting Shareholders approved the matter in Item 5.02 of this Current Report on Form 8-K by unanimous written consent on October 26, 2016.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Document

10.1

Eaton Vance Corp. 2013 Omnibus Incentive Plan, as amended and restated

10.2

2016 Parametric Phantom Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.

(Registrant)

Date:

October 31, 2016

/s/ Frederick S. Marius

Frederick S. Marius

Chief Legal Officer

EXHIBIT INDEX

Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K.  The following exhibit is filed as part of this Report:

Exhibit No.

Description

10.1

Eaton Vance Corp. 2013 Omnibus Incentive Plan, as amended and restated

10.2

2016 Parametric Phantom Incentive Plan